Exhibit 13.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of XChange TEC.INC (the “Company”) on Form 20-F for the fiscal year ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jiaxing Chang, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2026

By:	/s/ Jiaxing Chang
Name:	Jiaxing Chang
Title:	Director Chief Financial Officer (principal financial officer)